UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2015

PRUDENTIAL FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

New Jersey	001-16707	22-3703799
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

751 Broad Street

Newark, New Jersey 07102

(Address of principal executive offices and zip code)

(973) 802-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On May 18, 2015, Prudential Financial, Inc. (the “Company”) closed the sale of $1,000,000,000 in aggregate principal amount of its 5.375% Fixed-to-Floating Rate Junior Subordinated Notes due 2045 (the “Junior Subordinated Notes”).

The following documents relating to the sale of the Junior Subordinated Notes are filed as exhibits to this Current Report on Form 8–K:

•	Underwriting Agreement, dated May 13, 2015, among the Company and Credit Suisse Securities (USA) LLC., Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC, as representatives of the several underwriters named therein;

•	Subordinated Debt Securities Indenture, dated June 17, 2008, between the Company and The Bank of New York Mellon (formerly known as The Bank of New York), as Trustee;

•	Tenth Supplemental Indenture, dated May 18, 2015, between the Company and The Bank of New York Mellon, as Trustee;

•	Form of Junior Subordinated Note;

•	Opinion of John M. Cafiero, dated May 18, 2015; and

•	Tax opinion of Sullivan & Cromwell LLP, dated May 18, 2015.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated May 13, 2015, among the Company and Credit Suisse Securities (USA) LLC., Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC, as representatives of the several underwriters named therein.

4.1	Subordinated Debt Securities Indenture, dated June 17, 2008, between the Company and The Bank of New York Mellon (formerly known as The Bank of New York), as Trustee (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on June 17, 2008).

4.2	Tenth Supplemental Indenture, dated May 18, 2015, between the Company and The Bank of New York Mellon, as Trustee.

4.3	Form of Junior Subordinated Note (included in Exhibit 4.2).

5.1	Opinion of John M. Cafiero, dated May 18, 2015.

8.1	Tax opinion of Sullivan & Cromwell LLP, dated May 18, 2015.

23.1	Consent of John M. Cafiero (included in Exhibit 5.1).

23.2	Consent of Sullivan & Cromwell LLP (included in Exhibit 8.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 18, 2015

PRUDENTIAL FINANCIAL, INC.

By:	/s/ John M. Cafiero
Name: John M. Cafiero
Title: Vice President and Assistant Secretary

Exhibit Index

Exhibit No.	Description

1.1	Underwriting Agreement, dated May 13, 2015, among the Company and Credit Suisse Securities (USA) LLC., Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC, as representatives of the several underwriters named therein.

4.1	Subordinated Debt Securities Indenture, dated June 17, 2008, between the Company and The Bank of New York Mellon (formerly known as The Bank of New York), as Trustee (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on June 17, 2008).

4.2	Tenth Supplemental Indenture, dated May 18, 2015, between the Company and The Bank of New York Mellon, as Trustee.

4.3	Form of Junior Subordinated Note (included in Exhibit 4.2).

5.1	Opinion of John M. Cafiero, dated May 18, 2015.

8.1	Tax opinion of Sullivan & Cromwell LLP, dated May 18, 2015.

23.1	Consent of John M. Cafiero (included in Exhibit 5.1).

23.2	Consent of Sullivan & Cromwell LLP (included in Exhibit 8.1).